                                                                   Exhibit 10.70


                             STOCK PLEDGE AGREEMENT



          THIS STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of December 19, 1991 made by ENVIRONMENTAL POWER CORPORATION a Delaware corporation ("Pledgor"), for the benefit of SCRUBGRASS GENERATING COMPANY, L.P., a Delaware limited partnership, as pledgee ("Lessor")

                              W I T N E S S E T H:

          WHEREAS, as contemplated by (i) a Participation Agreement (as such Agreement shall be modified, amended or supplemented from time to time, the "Participation Agreement") dated as of December 15, 1990, as amended by that
 -----------------------
certain Amendment Number One to Participation Agreement dated as of July 15, 1991, and as further amended by that certain Amendment Number Two to Participation Agreement dated as of December 19, 1991, among Pledgor, Lessor, Buzzard Power Corporation, a Delaware corporation ("Lessee"), Bankers Trust Company, as Bond Trustee and as Disbursement Agent, and National Westminster Bank PLC, acting through its New York Branch, as issuer of certain letters of credit (the "LOC Issuer") and as Agent for each of the banks (the "Banks") that
             ----------
is or may be from time to time listed on Schedule I to that certain Reimbursement Agreement of even date herewith and referred to therein (the "Reimbursement Agreement"), Falcon Power Corporation, a California corporation
 -----------------------
and general partner of Lessor ("Falcon"), acquired the stock of Scrubgrass Power Corp., a Pennsylvania corporation and wholly-owned subsidiary of Pledgor ("SPC") pursuant to that certain Stock Purchase Agreement dated as of November 30, 1990, (the "Stock Purchase Agreement"), among Pledgor, SPC and Falcon and Lessor has
      ------------------------
agreed to (i) construct and own a coal and waste coal-fired small power production facility to be located in Venango County, Pennsylvania (the "Project"), (ii) upon completion of construction thereof, lease the Project to Lessee pursuant to a Lease Agreement (the form of which is attached to the Participation Agreement as Exhibit A), and (iii) incur certain indebtedness related to such acquisition, construction, ownership, operation and lease of the Project (all capitalized terms used herein and not otherwise defined herein shall have the meaning specified in Appendix I to the Participation Agreement);

          WHEREAS, pursuant to that certain Agreement, dated as of December 19, 1991 (the "Transfer Agreement"), between Lessor and Pledgor, Pledgor has acquired the legal and beneficial ownership of one hundred (100) of the common shares of the issued and outstanding capital stock of Lessee from Lessor, which shares are described in Schedule I attached hereto (such shares, collectively, the "Pledged Shares") and Pledgor has issued a Note in favor of Lessor in the
     --------------
amount of $2,500,000 (the "BPC Note");

          WHEREAS, in order to effect the transactions contemplated by the Transfer Agreement, Agent released its lien on the Pledged Shares created pursuant to the Buzzard Stock Pledge Agreement, dated as of December 15, 1990, between Agent and Lessor;

          WHEREAS, simultaneously with the execution and delivery of this Agreement by Pledgor to Lessor, Pledgor is delivering the certificates representing the pledged Shares together with executed, but undated, instruments of transfer or assignment in blank (the "Stock Powers") providing for the
                                         ------------
transfer of the Pledged Shares to Lessor or its designee; and

          WHEREAS, Lessor and Agent are unwilling to enter into the amendment to the participation Agreement contemplated by the Transfer Agreement and to consummate the transactions contemplated therein unless Pledgor delivers this Agreement to Lessor;

          NOW, THEREFORE, in consideration of the foregoing and in order to induce Lessor to enter into the Participation Agreement, and to consummate the transactions contemplated therein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and further acknowledging that Lessor intends to rely on the undertakings of Pledgor hereunder, Pledgor hereby agrees as follows:

                                   ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

          Pledgor makes the following representations and warranties, each of which shall survive the execution and delivery of this Agreement; provided,
                                                                  --------
however, that notwithstanding anything herein to the contrary, each of the
-------
representations and warranties herein pertaining or relating to Lessee are being made, to the extent they pertain or relate to Lessee, solely in reliance upon (and without any independent investigation or verification of) the accuracy and completeness of the representations and warranties of Lessor set forth in the Transfer Agreement:

     SECTION 1.1.   Due Organization; Good Standing; Corporate Power.  Pledgor
                    ------------------------------------------------
(i) is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, with all corporate power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, (ii) is duly qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify could have a material adverse effect on Lessee or the Project, and (iii) has the power and the authority to carry on its business as now being conducted.

     SECTION 1.2.   Authorization and Validity of this Agreement. Pledgor has,
                    --------------------------------------------
and at all relevant times has had, all necessary corporate power and authority and the legal right to execute, deliver and perform this Agreement and to execute and deliver the Stock Powers. All necessary corporate action on the part of Pledgor that is required for the authorization, execution, delivery and performance of this Agreement and the Stock Powers has been duly and effectively taken; and the execution, delivery and performance of this Agreement does not require the approval or consent of any holder or trustee of any debt of other obligations of Pledgor or any other party. This Agreement, a copy of which has been delivered to Lessor or its designee on the Closing Date, and the Stock Powers, the originals of which have been delivered to Lessor on the Closing Date each have been duly executed and delivered by Pledgor. This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as the enforceability hereof against Pledgor may be limited by applicable bankruptcy, insolvency or other laws from time to time in effect that affect creditors' rights generally or by limitation upon the availability of equitable remedies.

     SECTION 1.3.   No Conflicts; Laws and Contracts; No Default. Neither the
                    --------------------------------------------
execution, delivery and performance of this Agreement nor the consummation of any of the transactions contemplated hereby nor performance of or compliance with the terms and conditions hereof (a) does or will contravene any Requirement of Law applicable to Pledgor or any of its properties or other assets, (b) does or will conflict with, breach or contravene the provisions of any Contractual Obligation of Pledgor or (c) does or will result in the creation or imposition of any Liens (other than the lien of this Agreement) on any property of Pledgor or Lessee under, or result in the acceleration of any obligation under, or is a condition or event that constitutes (or that, upon notice or lapse of time or both, would constitute) an event of default under, any Contractual Obligation of Pledgor.

     SECTION 1.4.   Governmental Approval.  No Governmental Approval is required
                    ---------------------
to authorize, or is required in connection with the execution, delivery and performance of, this Agreement or the taking of any action by Pledgor contemplated hereby.

     SECTION 1.5.   Litigation.  Except as set forth on Schedule 1.5 hereto,
                    ----------
there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the best knowledge of Pledgor, threatened against or affecting Pledgor or any property or other assets or rights of Pledgor relating to Lessee or the Project nor, to the best of Pledgor's knowledge, is there any valid basis for any such suit, action or proceeding.

     SECTION 1.6.   Ownership of pledged Collateral.  Pledgor is the sole,
                    -------------------------------
legal, direct and beneficial owner of the Pledged Collateral (as defined in Section 2.1(a) free and clear of any Lien or other encumbrance except for the pledge and security interest granted herein to Lessor, as assigned to Agent as Collateral under the security Documents. The Pledged Collateral is not subject to any Requirement of Law or Contractual Obligation which would prohibit or restrict the grant of the security interest in the Pledged Collateral pursuant hereto or the disposition of the pledged Collateral by or to Lessor upon the occurrence and continuance of an Event of Default under the Lease.

     SECTION 1.7.   Pledged Shares Fully Paid.  The Pledged Shares have been
                    -------------------------
duly authorized and validly issued and are fully paid and non-assessable.

     SECTION 1.8.   All Common Stock.  The Pledged Shares constitute one hundred
                    ----------------
percent (100%) of the issued and outstanding shares of the common stock of Lessee. Schedule I truly and accurately sets forth the number of the issued and outstanding shares of Lessee's common stock.

     SECTION 1.9.   Control.  Pledgor has actual and effective control over
                    -------
Lessee.

     SECTION 1.10.  First Lien.  The pledge of the Pledged Shares pursuant to
                    ----------
this Agreement and delivery thereof to Lessor creates a valid and perfected first priority security interest therein and in the proceeds thereof, securing the payment of all of the obligations of Lessee under the Lease, the Participation Agreement and the Lessee Security Agreement and all of Pledgor's obligations under this Agreement, the Stock Purchase Agreement, the Participation Agreement and the BPC Note (collectively, the "Obligations").
                                                             -------------

     SECTION 1.11.  No Consent.  Except for the consent of Agent and Lessor, no
                    ----------
consent of any other party is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by Lessor of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition of the Pledged Shares upon foreclosure by laws affecting the offering and sale of securities generally).

     SECTION 1.12.  Margin Stock.  None of the Pledged Shares constitutes
                    ------------
"margin stock," as such term is defined in Regulation U and Regulation G of the Board of Governors of the Federal Reserve System.



                                  ARTICLE II


                                    PLEDGE


     SECTION 2.1.   Pledge.
                    ------

          (a) Pledgor hereby pledges, assigns, hypothecates, delivers, sets over and grants to Lessor, as security for the due and punctual payment and performance of the Obligations, a security interest in all of Pledgor's right, title and interest in, to and under the following, whether now owned or hereafter acquired (collectively, the "Pledged Collateral"):
                                       --------------------

          (i) the Pledged Shares and the certificates representing such Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares (except for Distributions allowed to Pledgor as provided below);

          (ii) all additional shares of stock and other securities of Lessee from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares and other securities, and all dividends, cash, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

          (iii) all proceeds of any of the foregoing and all income, cash flow, revenues, issues, profits, losses, distributions, payments, proceeds, and other property of every kind and variety due, accruing or owing to, or to be turned over to, or disbursed to Pledgor by Lessee in connection with Pledgor's interests therein (except for Distributions allowed to Pledgor as provided below);

provided, however, that, notwithstanding any of the foregoing, the Pledged
--------- -------
Collateral shall not include Distributions made by Lessee to Pledgor pursuant to
Section 8.24 of the Participation Agreement.

          (b) This Agreement and the grant of the security interest contained herein is for collateral purposes only, and Lessor shall not by virtue of this Agreement, by its receipt of distributions from Lessee, or by its exercise of any rights hereunder, be deemed to have any liability for the debts, obligations, or liabilities of Lessee or Pledgor.

     SECTION 2.2.   Pledge Unconditional.   Pledgor shall perform its
                    ---------------------
obligations under this Agreement to the fullest extent permitted by law, and the obligations of Pledgor under this Agreement shall be absolute and unconditional irrespective of:

          (a) The compromise, settlement, release, modification amendment or termination of any or all of the obligations, conditions, covenants or agreements of any Person in respect of any of the Transaction Documents;

          (b) The occurrence, or the failure by Lessor or any other Person to give notice to Lessee or Pledgor of the occurrence, of any Default or Event of Default under the Lease or any other Transaction Document;

          (c) The assignment or pledging or the purported assignment or pledging of all or any part of the interest of Lessee in the Project or any failure of title with respect to the Lessee's interest in the Project;

          (d) The waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreement of any Person contained in the Lease or any other Transaction Document;

          (e) The extension of the time for payment of Rent or any other payment or performance owing in respect of the Obligations or of the time for performance of any other obligations, covenants or agreements of any Person under or arising out of the Lease or any other Transaction Document;

          (f) The taking or the omission of any of the actions referred to in the Lease or any other Transaction Document;

          (g) The exchange, surrender, substitution or modification of any security for any of the Obligations;

          (h) Any failure, omission or delay on the part of Lessor or any other Person to enforce assert or exercise any right, power or remedy conferred by the Lease or any other Transaction Document or any other act or acts on the part of Lessor or any other Person;

          (i) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets of, the marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings that affect Lessee, Pledgor or any other party to the Lease or any other Transaction Document;

          (j) Any lack of validity or enforceability of the Lease or any other Transaction Document, any allegation of invalidity or unenforceability or any contest of the validity or enforceability thereof;

          (k) The existence of any claim, set-off, defense or other right that Pledgor may have at any time against Lessor or any other Person, whether in connection with the Lease or any other Transaction Document or any of the transactions contemplated hereby or thereby or any unrelated transaction;

          (1) The release or discharge by operation of law of Lessee or Pledgor from the performance or observance of any obligation, covenant or agreement contained in the Lease or any other Transaction Document;

          (m) The existence or assertion of any claim or defense on the part of Lessee or Pledgor against any Person or the failure of Lessor to make any payment to be made by it hereunder; and

          (n) Any other circumstance, occurrence or happening whatsoever, whether or not similar to any of the foregoing.

The obligations of Pledgor under this Agreement shall not be subject to reduction, termination or other impairment by reason of any set-off, recoupment, counterclaim or defense or for any other reason.


          SECTION 2.3.   [Reserved]


          SECTION 2.4.   Delivery of Pledged Collateral.  All certificates or
                         ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Lessor or its designee pursuant hereto and shall be in suitable form for transfer by delivery, and shall be accompanied by the Stock Powers, all in form and substance satisfactory to Lessor. Lessor shall have the right, at any time, in its discretion, and without notice to Pledgor, following the occurrence and continuance of any Event of Default by Pledgor or Lessee under the Participation Agreement, the Lessee Security Agreement, this Agreement, the Stock Purchase Agreement, the BPC Note or the Lease (collectively, the "Obligations Documents"), to transfer to or to register in the name of Lessor or any of its nominees any or all of the Pledged Collateral. In addition, Lessor shall have the right, at any time, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         SECTION 2.5.   Waiver and Agreements.  (a) No remedy herein conferred
                        ---------------------
upon or reserved to Lessor is intended to be exclusive of any other available remedy and each such remedy shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No waiver of any of the provisions of this Agreement (i) shall be valid unless evidence by a writing executed by each party to be bound thereby,
(ii) shall be deemed or shall constitute a waiver of any other provision of this Agreement (whether or not similar) or (iii) shall constitute a continuing waiver unless otherwise expressly provided. No delay on the part of Lessor in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other right or remedy. In order to entitle Lessor to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice, other than such notice as may be expressly required by this Agreement. No notice to or demand on Pledgor in any case shall entitle it to any other or further notice or demand in the same or similar circumstances.

          (b) To the fullest extent permissible by law, Pledgor hereby expressly waives trial by jury, diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting the liability of Pledgor or Lessee under the Transaction Documents or the enforcement of this Agreement, the benefit of any act or omission by Lessor which directly or indirectly results in or aids the discharge of Lessee or Pledgor or any of the Obligations by operation of law or otherwise, any defense of Pledgor based upon an election of remedies, all notices relating to the Obligations and the pledge of the Pledged Collateral, including, without limitation, notice of acceptance of this Agreement, and any requirement that Lessor exhaust any right, power, or remedy or proceed against Lessee or Pledgor or any collateral for the Obligations.

     SECTION 2.6.   Further Assurances. Pledgor agrees that at any time and from
                    ------------------
time to time, at the expense of Pledgor, Pledgor shall promptly execute and deliver all further instruments and documents (including, without limitation, any additional pledge agreement or security agreement), and take all further action that, in the opinion of Lessor, may be necessary or desirable in order to perfect and protect any security interest in the Pledged Collateral granted or purported to be granted hereby or to enable Lessor to exercise and enforce its rights and remedies hereunder with respect to the Pledged Collateral or any part thereof, including, without limitation, the execution and delivery by Pledgor to Lessor of an instrument pursuant to which Pledgor approves of the identify of, and transfer of the Pledged Shares to, any person or entity who becomes an additional or substituted shareholder in Lessee pursuant to the exercise by Lessor of the rights and remedies hereunder or under the Lease or any other Transaction Document.

     SECTION 2.7.   Voting Rights; Distributions; etc.
                    ---------------------------------

          (a) So long as no Event of Default under any of the Obligations Documents shall have occurred and be continuing,

              (i) Pledgor shall be entitled to exercise any and all voting, consent, managerial, election and other rights relating to the Pledged Collateral and exercise all rights of conversion, exchange or any other rights, privileges or options pertaining to the Pledged Collateral for any purpose not inconsistent with the terms of this Agreement or the Participation Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising
--------  -------
any such right if such action or inaction would (x) have a material adverse effect on the value of the Pledged Collateral or any part thereof or (y) subject or have the effect of subjecting Lessee to bankruptcy or similar proceedings which could entitle Lessee to relief of any nature from the claims of its creditors;

              (ii) Lessor shall execute and deliver (or cause to be executed and delivered) to Pledgor all such instruments and certificates as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 2.7(a) (i) and to receive the Distributions it is authorized to receive and retain pursuant to Section 2.7(b)(ii);

              (iii) Pledgor shall be entitled to receive and retain any and all Distributions paid in respect of the Pledged Collateral to the extent such Distributions are permitted by the Participation Agreement and any other Transaction Document and subject to the provisions thereof; provided, however,
                                                            --------- -------
that any and all other property received (other than cash), and otherwise distributed in respect of, or in exchange for, the Pledged Collateral, shall be and shall be forthwith delivered to Lessor to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Lessor, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Lessor in the same form as so received (with any necessary endorsement); and

          (b) If an Event of Default of Pledgor or Lessee under any of the Obligations Documents shall have occurred and be continuing,

              (i) Lessor may register the Pledged Shares, or any of them, in the name of Lessor or its nominee as pledgee, or otherwise take such action as Lessor shall in its sole discretion deem necessary or desirable with respect to the Pledged Collateral, and Lessor or its nominee may thereafter, in its sole discretion, without notice, exercise all voting, consent, managerial and other rights relating to the Pledged Collateral and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, at its sole discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization, or other readjustment of Pledgor or Lessee, all without liability except to account for property actually received by it, but Lessor shall have no duty to exercise any of the aforesaid rights privileges or options and shall not be responsible for any failure to do so or delay in so doing; and

              (ii) All rights of Pledgor to receive the Distributions which it would otherwise be authorized to receive and retain pursuant to Section 2.7(a)
(iii) shall cease, and all such rights shall thereupon become vested in Lessor who shall thereupon have the sole right to such Distributions as additional security hereunder for the benefit of the Lessor. All Distributions which are received by Pledgor contrary to the provisions of this Section 2.7(b) (ii) shall be received in trust for the benefit of Lessor, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Disbursement Agent in the same form as so received (with any necessary endorsement).

                                  ARTICLE III

                                   COVENANTS

          So long as the Obligations remain outstanding, Pledgor covenants and agrees with Lessor as follows:

          SECTION 3.1.  Corporate Existence.  Pledgor shall preserve and
                        -------------------
maintain the Lessee's legal existence and form.

          SECTION 3.2.   Restrictions on Sale and Issuance of Pledged
                         --------------------------------------------
Collateral.  Pledgor shall not, without the prior written consent of Lessor (i)
----------
sell, transfer, convey or otherwise dispose of, or grant any option with respect to, any ownership interest in Lessee or (ii) consent to or approve the creation or authorization of any additional ownership interest in Lessee, except for the sale of preferred shares to East Bay Model Engineer's Society pursuant to that certain Stock Subscription Agreement dated as of December 19, 1991 between Lessee and East Bay Model Engineer's Society and except as otherwise permitted under the Participation Agreement. Pledgor agrees that it will pledge hereunder, and deliver to Lessor, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock or other securities of Lessee together with executed, but undated, instruments of transfer or assignment in blank. Pledgor hereby authorizes Lessor to modify this Agreement by amending Schedule I to include such shares of stock or other securities.

          SECTION 3.3.   Defense of Pledged Collateral.  Pledgor will maintain
                         -----------------------------
all of the Pledged Collateral free and clear of any security interests except that created under this Agreement and warrants and will defend Lessor's right, title and security interest in and to the Pledged Collateral against the claims of any Person, except to the extent that such claims result from the acts of, or claims against, Pledgor

          SECTION 3.4.   No Consent to Dispositions of Pledged Collateral.
                         ------------------------------------------------
Pledgor shall not consent to the sale, transfer, exchange, assignment, pledge or other disposition by any Person of any interest in Lessee or the Pledged Collateral, except to the extent such sale, transfer, exchange, assignment, pledge or other disposition is permitted under
Section 3.2 above.

          SECTION 3.5.   Qualifying Facility.  Pledgor shall take all action
                         --------------------
within its control as may be necessary to enable the Facility to satisfy the requirements of a Qualifying Facility and so as not to subject Lessee to regulation as a "public utility," "public utility holding company," "electric utility," "electric company," "electric corporation" or similar entity under any Requirement of Law.

          SECTION 3.6.  Compliance with Laws.  Pledgor shall comply in all
                        --------------------
respects with all Requirements of Law relating to Pledgor, the Project or to Lessee.

          SECTION 3.7.   Governing Documents.  Pledgor shall not materially
                         -------------------
amend or modify, or permit the material amendment or modification of, any provision of Lessee's Articles of Incorporation, by-laws or other organizational documents or Lessee's Contractual Obligations or any agreement relating to Lessee's Articles of Incorporation, by-laws or other organizational documents or Lessee's Contractual Obligations without the express written consent of Lessor.

          SECTION 3.8.   Transactions with Affiliates.  Pledgor shall not enter
                         ----------------------------
into any transaction or series of related transactions relating to the Project with any Affiliate of Pledgor, other than transactions which are in the ordinary course of business and which are on terms and conditions substantially as favorable to Pledgor as would be obtainable by Pledgor at the time in an arms-length transaction with a Person other than an Affiliate.

          SECTION 3.10.  Taxes.  Pledgor shall before delinquency pay and
                         -----
discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies lawfully imposed upon it or upon its income or profits and all lawful claims or obligations that, if unpaid, would become a Lien upon the Pledged Collateral, or upon any part thereof; provided that
                                                            --------
Pledgor shall not be required to pay any such tax, assessment, charge, levy, claim or obligation if (a) the validity or amount thereof shall currently be diligently contested in good faith by appropriate proceedings timely instituted,
(b) Pledgor sets aside on its books adequate reserves with respect to the contested items in accordance with GAAP and (c) during the period of such contest, the enforcement of any contested item is effectively stayed. Pledgor shall promptly pay or cause to be paid any valid, final judgment enforcing any such tax, assessment, charge, levy or claim and cause the same to be satisfied of record unless such judgment is then being appealed and enforcement thereof is stayed pending appeal.

          SECTION 3.11.  Change of Name; Address.  Pledgor shall not change its
                         ------------------------
name or the location of its Chief Executive Office or commence doing business under any other name except on thirty (30) days' prior written notice to Lessor.


                                   ARTICLE IV

                          LESSOR AS ATTORNEY-IN-FACT;
                      LESSOR MAY PERFORM; REASONABLE CARE


          SECTION 4.1.   Lessor as Attorney in Fact.  The Pledgor does hereby
                         --------------------------
make, constitute and appoint Lessor, and any collateral agent or officer of Lessor, with full power of substitution, as Pledgor's attorney-in-fact, with full power and authority, in its own name or in the name, place and stead of Pledgor, or otherwise if an Event of Default of Pledgor or Lessee under any of the Obligations Documents shall have occurred and be continuing, (i) to exercise all voting, consent, managerial and other rights related to the Pledged Collateral, including, without limitation, any right to manage the operations and the business and affairs of Lessee, (ii) to execute and deliver, at any time and from time to time, any instrument or instruments providing for the approval of the identity of any person or entity who becomes a substituted or additional shareholder pursuant to the exercise by Lessor of its rights and remedies hereunder or under the Participation Agreement, any of the other Transaction Documents, the Lease, and
(iii) at any time and from time to time, generally to do, at Lessor's request and Pledgor's expense, all acts and things which Lessor deems necessary or advisable to accomplish the purposes of this Agreement including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, all as fully and effectually as Pledgor might or could do; and Pledgor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding. Any attempted revocation of the powers of attorney granted herein shall be null and void. There are no conditions or requirements imposed on Lessor's exercise of the powers of attorney other than as set forth herein.

          SECTION 4.2.   Lessor May Perform.  If Pledgor fails to perform any
                         ------------------
agreement contained herein or under any of the Obligations Documents the Stock Purchase Agreement, the Participation Agreement or the BPC Note, Lessor may itself perform, or cause performance of, such agreement, and the expenses of Lessor or such other performing party incurred in connection therewith shall be payable by Pledgor; provided, however, that Lessor shall have no obligation to
                    --------- -------
perform or cause performance of any of Pledgor's obligations hereunder.

          SECTION 4.3    Reasonable Care.  Each of Lessor and Agent shall be
                         ---------------
deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Lessor or Agent, as the case may be, accords its own property, it being understood that Lessor and Agent each shall have responsibility for taking any steps to preserve rights against any parties with respect to the Pledged Collateral. Subject to the foregoing sentence, the powers conferred on Lessor and Agent hereunder shall not impose any duty on Lessor or Agent to exercise such powers.


                                   ARTICLE V

                                    REMEDIES


          SECTION 5.1.   Substitution for Pledgor   If an Event of Default under
                         ------------------------
any of the Obligations Documents shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or otherwise available to it, Lessor may (i) complete the Stock Powers and deliver the same to the Lessee, register the Pledged Shares, or any of them, in the name of Lessor or its nominee as pledgee or (ii) exercise the powers of attorney set forth in Section 4.1 and manage the operations, business and affairs of Lessee in accordance with, and to the extent permitted by, the terms of its Articles of Incorporation, by-laws or other organizational documents (including, without limitation, taking whatever action is necessary to effect the transfer of the Pledged Shares on the books of Lessee to Lessor or its nominee or to allow Lessor or its nominee to elect a new board of directors of Lessee or appoint new officers of Lessee).

          SECTION 5.2.   Sale of Pledged Collateral.  If an Event of Default
                         --------------------------
under any of the Obligations Documents shall have occurred and be continuing, then, in addition to any other rights and remedies provided for herein or otherwise available to it, Lessor may, without any further demand, advertisement or notice (except as expressly provided in this Section 5.2), exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction (whether or not the Uniform Commercial Code applies to the Pledged Collateral), and in addition may sell, give an option or options to purchase, contract to sell or otherwise dispose of the Pledged Collateral, or any part thereof, as hereinafter provided and may sell, lease, finance, refinance, mortgage or convey the Pledged Collateral. The Pledged Collateral may so be sold or otherwise disposed of in one or more sales, at public or private sale, conducted by any officer or agent of, or auctioneer or attorney for, Lessor, at any exchange or broker's board or at Lessor's place of business or elsewhere, for cash, upon credit or for other property, for immediate or future delivery, and at such price or prices and on such terms (including, without limitation, a requirement that any purchase of all or any part of the Pledged Collateral for investment be without any intention to make a distribution thereof) as Lessor shall, in its sole discretion deem appropriate. Lessor may be the purchaser of any or all of the Pledged Collateral so sold at a public sale and thereafter hold the same, absolutely free from any right or claim of whatsoever kind and the obligations of Pledgor to such purchaser may be applied as a credit against the purchase price. Lessor may, in its sole discretion and at any such sale, restrict the prospective bidders or purchasers as to their number, nature of business and investment intention. Upon any such sale, Lessor shall have the right to deliver, assign and transfer to the purchaser thereof (including Lessor) the Pledged Collateral so sold. Each purchaser (including Lessor) at any such sale shall hold the Pledged Collateral so sold, absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor. Lessor shall give Pledgor at least ten days' notice (which Pledgor agrees is reasonable notification within the meaning of Section 9-504(c) of the Uniform Commercial Code of the State of New York or its equivalent in the Uniform Commercial Code of any other relevant jurisdiction) of any such public or private sale. Such notice shall state the time and place fixed for any public sale and the time after which any private sale is to be made. Any such public sale shall be held at such time or times within ordinary business hours as Lessor shall fix in the notice of such sale. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels. Lessor shall not be obligated to make any sale pursuant to any such notice. Lessor may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be so adjourned without further notice or publication. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Lessor until the full selling price is paid by the purchaser thereof, but Lessor shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold, and, in case of any such failure, such Pledged Collateral may again be sold pursuant to the provisions hereof.

          SECTION 5.3.   Conveyances.  Lessor may as attorney-in-fact pursuant
                         -----------
to Section 4.1 hereof, in the name and stead of Pledgor, make and execute all conveyances, assignments and transfers of the Pledged Collateral sold pursuant to Section 5.2 hereof, and Pledgor hereby ratifies and confirms all that Lessor, as said attorney-in-fact, shall do by virtue hereof. Nevertheless, Pledgor shall, if so requested by Lessor, ratify and confirm any sale or sales by executing and delivering to Lessor, or to such purchaser or purchasers, all such instruments as may, in the judgment of Lessor, be advisable for the purpose.

          SECTION 5.4.   Application of Proceeds.  All cash proceeds received by
                         -----------------------
Lessor in respect of any sale or lease of, collection from, or other realization upon all or any part of the Pledged Collateral may be held by or on behalf of Lessor or its designee as collateral for the Obligations and/or applied to the payment of the Obligations, at Lessor's discretion. Any surplus of such cash proceeds held by Lessor and remaining after payment in full of the Obligations shall be paid over to Pledgor or whomsoever Lessor shall determine to be lawfully entitled there-to.

          SECTION 5.5.   Discharge of Purchaser.  The receipt by Lessor of the
                         ----------------------
purchasee money paid at any such sale made by it shall be a sufficient discharge therefore, sold as aforesaid; and no purchaser (or the representatives or assigns of any purchaser), after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

          SECTION 5.6.   No Liability.  Neither Lessor nor any Bank Party shall
                         ------------
incur any liability as a result of the sale of the Pledged Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner. Pledgor hereby waives, to the full extent permitted by applicable law, all claims, damages and demands against Lessor or any Bank Party arising out of the repossession, retention or sale of the Pledged Collateral, including, without limitation, any claims against Lessor or any Bank Party, arising by reason of the fact that the price at which the Pledged Collateral, or any part thereof, were sold was less than may have been obtained at a public sale or was less than the aggregate amount of the Obligations, so long as such sale shall have been conducted in accordance with this Agreement.

          SECTION 5.7.   Remedies Cumulative.  Each and every right and remedy
                         -------------------
of Lessor or the Bank Parties shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or under the Lease or any other Transaction Document or at law or in equity or by statute.

                                   ARTICLE VI

                        ADDITIONAL RIGHTS OF THE LESSOR

          If Lessor shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to Section 5.2, Pledgor shall, upon request of Lessor and at its own expense, do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with any Requirement of Law.

                                  ARTICLE VII

                                INDEMNIFICATION

          Pledgor shall indemnify Lessor and the Bank Parties from and against any and all claims, losses and liabilities resulting from the failure by Pledgor to perform or observe any of the provisions hereof, including, without limitation, (i) the sale of, collection from, or other realization upon, the Pledged Collateral, or any part thereof, in connection with such failure, or
(ii) the exercise or enforcement of any of the claims of Lessor or any Bank Party hereunder, except for claims, losses or liabilities resulting from Lessor's or such Bank Party's gross negligence or willful misconduct. The indemnity obligations of Pledgor contained in this Article VII shall continue in full force and effect notwithstanding the full payment of the Obligations and the discharge thereof. Pledgor will upon demand pay to Lessor or any Bank Party, as the case may be, the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lessor or any Bank Party, as the case may be may incur in connection with the failure by Pledgor to perform or deserve any of the provisions hereof, including, without limitation, (i) the sale of, collection from, or other realization upon, the Pledged Collateral, or any part thereof, in connection with such failure, or (ii) the exercise or enforcement of any of the rights of Lessor or any Bank Party, as the case may be hereunder. If any Obligation of Pledgor under this Article VII shall be prohibited or unenforceable in any jurisdiction, then, as to such jurisdiction, Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such Obligations which is permissible under any Requirement of Law.

                                  ARTICLE VIII

                                     WAIVER

          To the fullest extent it may lawfully so agree, Pledgor agrees that it will not at any time insist upon, claim, plead, or take any benefit or advantage of any appraisement, valuation, stay, extension, moratorium, redemption or similar law now or hereafter in force in order to prevent, delay, or hinder the enforcement hereof or the absolute sale of any part of the Pledged Collateral; Pledgor for itself and all who claim through it, so far as it or they now or hereafter lawfully may do so, hereby waives the benefit of all such laws, and all right to have the Pledged Collateral marshaled upon any foreclosure hereof, and agrees that any court having jurisdiction to foreclose this Agreement may order the sale of the Pledged Collateral as an entirety. Without limiting the generality of the foregoing, Pledgor hereby (i) authorizes Lessor, in its sole discretion and without notice to or demand upon Pledgor and without otherwise affecting the obligations of Pledgor hereunder, from time to time to take and hold other collateral from other Persons for payment of any Obligations, or any part thereof, and to exchange, enforce or release such other collateral or any part thereof, and to accept and hold any endorsement or guarantee of payment of the Obligations or any part thereof, and to release or substitute any endorser or guarantor or any other person granting security for or in any other way obligated upon any Obligations or any part thereof and (ii) waives and releases any and all right to require Lessor to collect any of the Obligations from any specific item or items of the Pledged Collateral or from any other party liable as guarantor or in any other manner in respect of any of the Obligations or from any collateral for any of the Obligations.

                                   ARTICLE IX

                                  TERMINATION

          Except as provided in Article VII hereof, this Agreement shall terminate upon the receipt by Lessor of evidence reasonably satisfactory to it of the payment (or prepayment) in full of all Obligations, including the principal of and the premium, if any, and interest on all such Obligations. At the time of such termination, Lessor, at the request and expense of Pledgor, will execute and deliver to Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to Pledgor such of the Pledged Collateral as has not yet theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by Lessor hereunder on account of the Pledged Collateral and not otherwise applied to the payment of the Obligations.

                                   ARTICLE X

CONTINUING SECURITY INTEREST; CONSENT TO ASSIGNMENT

          SECTION 10.1.  Assignment Generally.   This Agreement shall create a
                         ---------------------
continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Lessor hereunder, to the benefit of Lessor, the Agent, the other Bank Parties and their respective successors, transferees and assigns.

          SECTION 10.2.  Consent to Assignment for Security Purposes.  In order
                         -------------------------------------------
to secure the payment and performance of the Secured Obligations, the Lessor Security Documents provide, among other things, for the assignment by Lessor to Agent of its right, title and interest in, to and under this Agreement, and for the creation of a Lien on and security interest in the Pledged Collateral in favor of Agent for the benefit of the Bank Parties to secure the obligations of Lessor under the Transaction Documents. Pledgor hereby consents to such assignment and to the creation of such Lien and security interest, consents to the terms of the Lessor Security Documents and agrees that until the Lessor Security Documents shall have been terminated in accordance with their terms, it will make all payments payable to Lessor hereunder to the Disbursement Agent: for the account of Scrubgrass Generating Company, ABA No. 021001033, for credit to account number 99401372, Attention: Elizabeth Allocco, or such other office as Agent may specify from time to time by notice to Lessee and Lessor.

          Pledgor (a) agrees and acknowledges that such assignment, mortgage and security interest provide for the exercise by Agent of all rights of Lessor under this Agreement, the Lessee Security Agreement and the Lease to give any consents, approvals, waivers, notices or to the like, to make any elections, demands or the like or to take any other discretionary action, and to exercise all rights and remedies of Lessor hereunder and thereunder; (b) agrees and acknowledges that, upon the occurrence of an Event of Default under the Lease or any Loan Document, if the Agent shall elect to exercise its rights and remedies under the Lessor Security Documents to have itself or its transferee be substituted for Lessor hereunder or under the Lease, then Agent or its transferee, as the case may be, shall be substituted for Lessor, hereunder and under the Lease, and that Pledgor will continue to perform its obligations hereunder and thereunder; (c) agrees that neither Agent, nor any transferee thereof shall, as assignee of this Agreement or the Lease, be subject to any liability or obligation under this Agreement or the Lease, unless and until Agent shall have notified Pledgor in writing that Agent has elected to exercise its rights pursuant to the Lessor Security Documents, to have itself or such transferee substituted for Lessor hereunder or thereunder, in which case Agent or such transferee, as the case may be, shall thereafter become liable to perform such duties and obligations arising after the date of such substitution as this Agreement requires; (d) agrees that in the event of the bankruptcy of Lessor, Pledgor will, at the option of Agent, enter into new agreements with Agent, or any of its transferees, as the case may be, having terms the same as the terms of this Agreement; (e) agrees that Pledgor will not, without the prior written consent of Agent, terminate, or enter into any amendment, supplement, waiver or modification of this Agreement or assign or transfer its obligations hereunder; and (f) acknowledges receipt of copies of the executed Lessor Security Documents.

          Notwithstanding the foregoing, the Bank Parties shall have no liability under this Agreement.


                                   ARTICLE XI

                                 REINSTATEMENT


          This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Lessor in respect of the Obligations is rescinded or must otherwise be restored or returned by Lessor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or Lessee or upon the appointment of any intervenor or conservator of, or agent or similar official for, Pledgor or Lessee or any part of its assets, or otherwise, all as though such payments had not been made.



                           ARTICLE XII MISCELLANEOUS


          SECTION 12.1.  Notices.  Any notice or other communication hereunder
                         -------
shall be given in the manner set forth in the Participation Agreement to the parties at the following addresses:



               (a)  If to Pledgor, at:

                    One Exeter Place, 8th Floor
                    c/o Sports Advisors Boston, Massachusetts 02116

                    Attention:  General Counsel

               (b)  If to Lessee, at:

                    109 Union Street
                    Manchester, Vermont 05254

                    Attention:  Secretary

               (c)  If to Lessor, at:

                    7475 Wisconsin Avenue
                    Bethesda, Maryland 20814

                    Attention:  General Counsel

          SECTION 12.2.  Successors and Assigns.  This Agreement may not be
                         ----------------------
assigned by Pledgor. Pledgor hereby acknowledges that this Agreement and Lessor's rights and obligations hereunder will be assigned to Agent as contemplated by Section 10.2 hereof and that Agent shall be entitled to the benefits of this Agreement as if it were the Lessor for all purposes hereunder at the time of such assignment.

          SECTION 12.3.  Amendment.  This Agreement may be amended, and any
                         ---------
provision hereof waived, but only in writing signed by Agent, Lessor and Pledgor.

          SECTION 12.4.  Captions.  The captions herein are included for
                         --------
convenience of reference only and shall be ignored in the construction or interpretation hereof.

          SECTION 12.5.  Severability.  Any provision hereof that is prohibited
                         ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

          SECTION 12.6.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                         -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE DOCTRINE OF CONFLICT OF LAWS.

          SECTION 12.7.  SUBMISSION TO JURISDICTION.  PLEDGOR HEREBY IRREVOCABLY
                         --------------------------
SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, INCLUDING THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK (AND ANY APPELLATE COURT HEARING APPEALS FROM SUCH COURTS), IN ANY ACTION, SUIT OR PROCEEDING ON, RELATED TO OR IN CONNECTION WITH THIS AGREEMENT IN RESPECT OF WHICH SUCH COURTS HAVE SUBJECT MATTER JURISDICTION, AND PLEDGOR HEREBY CONSENTS TO THE SERVICE OF ALL PROCESS, NOTICES AND PAPERS TO THE ADDRESS AND IN THE MANNER SPECIFIED IN SECTION 12.1 HEREOF IN ANY SUCH ACTION, SUIT OR PROCEEDING. PLEDGOR HEREBY WAIVES AND AGREES NOT TO ASSERT ANY OBJECTION TO VENUE IN ANY SUCH ACTION, SUIT OR PROCEEDING AND ANY OBJECTION THAT SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION 12.8.  Lessor's Obligations.  Neither Lessor nor its designee
                         --------------------
shall have any liability under this Agreement other than to account for moneys actually received by it in accordance with the terms hereof or as otherwise expressly set forth herein.



                    [Signature on Following Page.]

          IN WITNESS WHEREOF, Pledgor has executed and delivered this Agreement or has caused this Agreement to be duly executed and delivered by its authorized officer as of the date first above written.



                                ENVIRONMENTAL POWER CORPORATION


                                  /s/ Donald  A. Livingston
                                ----------------------------

                                By:    Donald A. Livingston
                                Title: President and Chief Operating Officer


SCHEDULE I


Attached to and forming a part of that certain Stock Pledge Agreement, dated as of December 19, 1991, by ENVIRONMENTAL POWER CORPORATION, a Delaware corporation, for the benefit of SCRUBGRASS GENERATING COMPANY, L.P., a Delaware limited partnership.


                  Stock Certificate    Par Value
   Class of Stock        No.           of Shares    No. of Shares
-----------------------------------------------------------------
   Common                 2                $0.00              100

SCHEDULE 1.5


Attached to and forming a part of that certain Stock Pledge Agreement, dated as of December 19, 1991, by ENVIRONMENTAL POWER CORPORATION, a Delaware corporation, for the benefit of SCRUBGRASS GENERATING COMPANY, L.P., a Delaware limited partnership.

Litigation
----------

1. On September 5, 1990, The Pritchard Corporation ("Pritchard" or "Black and Veatch") served a Notice of Demand to Arbitrate (the "Demand") upon Environmental Power Corporation (the "Company"). In the Demand, Pritchard claims $609,000 in damages arising from the Company's alleged breach of the October 16, 1986 contract for Engineering, procurement, Construction, and Testing Services between the Company and Pritchard (the "Agreement"). Essentially, Pritchard claims that the Company failed to pay for services performed by Pritchard, awarded a contract for the engineering and construction of the Scrubgrass Project to a competitor of Pritchard and utilized engineering drawings and specifications prepared by Pritchard.

      Various answers and counterclaims have been filed by the parties. The parties are currently attempting to settle this matter.



2. On September 11, 1991, Drexel Burnham Lambert Incorporated ("Drexel") filed a Complaint in the Supreme Court of the State of New York, County of New York. In the Complaint, Drexel alleges that the Company breached an agreement, dated January 26, 1990, to pay Drexel certain fees and issue shares of EPC's preferred stock to Drexel. Drexel alleges damages of approximately $1,000,000. The Company filed an answer to the complaint on December 18, 1991.



Judgement Liens
---------------

1. Entered against the Company on June 25, 1990 in Harris County, Texas by plaintiff Seofan Associates in the amount of $178,772.78 plus interest.